SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2005

BRADLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-18882 (Commission File Number)	22-2581418 (IRS Employer Identification No.)

383 Route 46 West, Fairfield, New Jersey (Address of principal executive offices)		07004 (Zip Code)

Registrant’s telephone number, including area code: (973) 882-1505

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 8.01. Other Events.

        On March 11, 2005, Bradley Pharmaceuticals, Inc. issued a press release announcing the filing of purported class action lawsuits, the delay in filing its Annual Report on Form 10-K for the year ended December 31, 2004 and the withdrawal of financial guidance. Bradley had previously announced, on February 28, 2005, an informal inquiry by the staff of the Securities and Exchange Commission. Copies of the related press releases are attached as Exhibits 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits.

        The following exhibits are filed pursuant to Item 601 of Regulation S-K:

No.	Description

99.1	Press release dated March 11, 2005.

99.2	Press release dated February 28, 2005.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADLEY PHARMACEUTICALS, INC.

By:	/s/ R. Brent Lenczycki R. Brent Lenczycki, CPA Chief Financial Officer and Vice President

Dated: March 11, 2005

3

EXHIBIT LIST

No.	Description

99.1	Press release dated March 11, 2005.

99.2	Press release dated February 28, 2005.

4